                  Semi-Annual Report
                  FOR THE SIX MONTHS ENDED JUNE 30, 1998

                  MMA Praxis
                  Mutual Funds

                  INTERMEDIATE INCOME FUND
                  GROWTH FUND
                  INTERNATIONAL FUND
                  LOGO

                                                                        Message
                                                                           From
                                                                            The
                                                                      President






Dear MMA Praxis Shareholders:

PERFORMANCE OVERVIEW

The first six months of 1998 have presented MMA Praxis mutual fund managers with major challenges, opportunities and some frustration. The MMA Praxis Intermediate Income Fund generated a total return of 3.5%* (without load), which is very close to its benchmark target, the Lehman Aggregate Index, which returned 3.9%.

The MMA Praxis International Fund turned in a strong six-month total return of 23.9%* (without load), significantly outpacing the MSCI EAFE Index average performance of 15.9%. This success has brought increased exposure and recognition to the MMA Praxis fund family. We extend our congratulations to the portfolio manager, Tina Oechsle-Vasconcelles, for this fund's fine performance.

The MMA Praxis Growth Fund experienced a relatively strong performance through the first four months of this year before encountering market turbulence. At the 1998 halfway point, the Growth Fund had returned 5.5%* (without load) to its shareholders, as compared to it's benchmark peer, the S & P 500 Index, which returned 12.3%.

Please refer to the following pages for comments from each of the three portfolio managers regarding the six-month performance of their respective funds. You also are encouraged to spend time reading the report from Mark Regier, MMA's SRI Research and Advocacy Coordinator for an update on those activities related to MMA's values-based investing.

PREPARING TO SURVIVE MARKET VOLATILITY

Financial markets have taken investors on a wild ride during the first six months in 1998. One day stocks fall dramatically, only to surge ahead the following day. And the bond market has joined in, as uncertainty over economic growth, inflation and interest rates in the U.S. have caused bond prices to fluctuate substantially in the last several months.

Today's markets are especially unnerving, given the fact the past few years have been uncharacteristically calm. This was especially true in 1996 and 1997 for stocks, as this asset class grew sharply with unusually little volatility. But considering what is driving these swings, it may be that the ride has just begun.

What causes market volatility? Any number of events can cause the markets to fluctuate. And it's not always clear how financial markets will react to short-term events. For example, not too long ago, the government announced that 705,000 new jobs had been created in a particular month. This good news-- jobs created during a period of modest economic growth--was promptly greeted by a precipitous 171 point drop in the Dow and a 3.5% drop in the average price of bonds.

Overall, today's market volatility has been largely attributed to political uncertainties, economic concerns (the Asian currency crisis and how this might affect the American economy) and the prospect of lower corporate profits. Based on these factors, it appears that market volatility may be with us for some time to come.

-------
*This does not reflect the contingent deferred sales charge. Had the maximum 4.0% CDSC charge been applicable the return would have been (0.5)% for the Intermediate Income Fund, 19.9% for the International Fund and 1.5% for the Growth Fund.

                                                                         Message
                                                                            From
                                                                             The
                                                                     President--
                                                                       continued





FOUR WAYS TO HELP SURVIVE MARKET FLUCTUATIONS

What steps can you take to keep calm and remain on track with your financial plan during periods of market volatility?

  1. Maintain a long-term view. One of the biggest dangers to a financial plan is focusing on short-term market movements. Short-term volatility should be irrelevant to people with a 5-, 10- or 20-year investment time horizon. Why? The following graph shows that historically, the longer you invest, the more likely that you may achieve positive results.



                            RANGES OF RETURNS OVER
                1-5- and 20- YEAR HOLDING PERIODS THROUGH 1997

                             1 yr.               5 yr.               20 yr.
                             -----               -----               ------
Small Stocks                  121                  43                  18
Large Stocks                   55                  20                  15
Intermediate Term
 Government Bonds              30                  16                   8
T-Bills                        13                   9                   5

This illustration is hypothetical and not representative of any particular investment.

Small Stocks are represented by the CRSP6-8 Index. Large Stocks are represented by the S&P 500 Index from 1977 to 1997. Intermediate Term Government Bonds from 1987 to 1997 are based on the Wall Street Journal prices. The 1977 to 1987 returning are based on the CRSP Government Bond File. T-Bills are based on the U.S. 30-day Treasury bill.

Source: Ibbotson Associates, Chicago, Foundations of Asset Allocation Workshop, 1998.


  2. Properly diversify. Various investments can perform differently under similar circumstances. For example, certain conditions may cause stocks in general to go up while bonds go down. Additionally, a well diversified portfolio of international stocks has a low correlation with the U.S. stock market. Thus, one can help temper overall portfolio volatility by diversifying among a variety of investments. The varied performance of the three MMA Praxis Mutual Funds in the first six months of 1998 certainly supports this strategy.

  3. Avoid investment paralysis. When the market is falling, it's tempting to stop adding to your investments. But historically, many stock market gains have happened in quick, short bursts. As a result, you may be left on the sidelines when the market roars forward.

  If you are hesitant to invest when the market appears weak, consider this hypothetical example. According to Ibbotson, if you had invested one dollar at the end of 1925, and remained fully invested in the S&P 500 Index through the years, your one dollar would have grown to $1,828.00 by the end of 1997. However, if a market timing portfolio had switched out of the S&P 500 Index in the 35 best returning months since 1925, the original one dollar investment would be worth only $16.67. This example highlights the risk associated with an attempt to try to predict which asset classes will be the best performing.

                                                                        Message
                                                                           From
                                                                            The
                                                                    President--
                                                                      continued



                           VALUE OF $1 INVESTMENT OF
                        YEAR-END 1925 BY DECEMBER 1997

S&P 500                                $1,828.33
Treasury Bills                         $   14.25
S&P minus best 35 months               $   16.67

This illustration is hypothetical and not representative of any particular investment.

The S&P 500 Index cannot be directly invested in.

Source: Ibbotson Associates, Chicago, Foundations of Asset Allocation Workshop, 1988.

  4. Schedule a check-up. If a 100-point stock market drop, sudden jump in interest rates or turbulence in the Japanese stock market makes you nervous, schedule a portfolio check-up with your financial advisor. He or she can review your current portfolio, investment goals, risk tolerance and timeframe to see if adjustments are needed. Understanding your investment portfolio and feeling comfortable with market fluctuations can go a long way toward helping you achieve your financial goals.

CONCLUSION

The MMA Praxis family of funds is now 4 1/2 years old. Assets have grown to over $192 million, which represents investments from nearly 16,000 shareholders. We recognize that many of you have chosen the MMA Praxis family of funds to assist you in planning for important personal or family financial goals. We applaud your commitment to engage in MMA's values-based investing.

We will continue to work hard at generating competitive returns by using our value investment style--focusing on companies that are currently undervalued by the market. These are companies that are in a temporary slump, possess hidden assets or are in mature industries unappreciated by Wall Street. Value-style investing requires patience, however, as investors may occasionally have to wait a seemingly interminable period of time for the market to recognize a company's intrinsic value.

                                                                        Message
                                                                           From
                                                                            The
                                                                    President--
                                                                      continued





You can be assured that we will continue to "stay the course" and manage the MMA Praxis Mutual Funds with an eye toward long-term, risk-managed performance.

Your partner in investing,

/s/ John L. Liechty

John L. Liechty, ChFC
President, MMA Praxis Mutual Funds

-------
For more information about the MMA Praxis Mutual Funds, including charges and expenses, request a prospectus by calling 1-800-9-PRAXIS. Please read the prospectus carefully before investing or sending money.

The MMA Praxis Mutual Funds are distributed by BISYS Fund Services.

MMA Praxis Mutual Funds

MMA PRAXIS INTERMEDIATE INCOME FUND

Interest rates were in a tight range for most of the quarter. In June, rates finally broke to new lows as Asian "flight to safety" buying pushed the 10-year Treasury through the Fed funds rate.

The total return for the fund was 3.5%* (without load) for the first half of 1998. The Lehman Aggregate Index was up 3.9%. The Lipper Intermediate Investment Grade Bond Fund Average was up 3.6%.

Our performance mirrored both benchmarks until mid-June when we shortened our maturities because we believed the rally was over. Unfortunately, Asian concerns hit again. We made some adjustments to extend our portfolio again and started to recover. If we do get a correction, we expect to recover our lost ground.

Interest rates represent a real dilemma with Asian bond buying for currency reasons driving Treasury rates lower at the same time that a strong domestic economy argues for higher rates. Asia will clearly slow the U.S. economy which may push rates even lower. At the same time, monetary policy is already fairly loose, which argues against a reduction in rates. This will force us to be nimble to adjust to changing market perceptions.



                           INTERMEDIATE INCOME FUND
                         VALUE OF A $10,000 INVESTMENT

                                                                        Lipper
                                                                     Intermediate            Lehman
                                                                      Investment           Aggregate
                               CDSC              NO CDSC                 Grade               Index
                             --------            -------             ------------          ---------
  1/4/94                     $10,000             $10,000                $10,000              $10,000
12/31/94                     $ 9,590             $ 9,590                $ 9,621              $ 9,708
 6/30/95                     $10,680             $10,680                $10,632              $10,819
12/31/95                     $11,260             $11,260                $11,257              $11,501
 6/30/96                     $11,030             $11,030                $11,100              $11,361
12/31/96                     $11,510             $11,510                $11,621              $11,919
 6/30/97                     $11,760             $11,760                $11,950              $12,287
12/31/97                     $12,393             $12,390                $12,619              $13,068
 6/30/98                     $12,727             $12,827                $13,074              $13,583

     **Reflects Applicable Contingent Deferred Sales Charge

     PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE
     INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT
     INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS
     THAN THE ORGINAL COST. CDSC REFLECTS A 4.00 PERCENT
     CONTINGENT DEFERRED SALES CHARGE.

     The Lehman Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investor's Service, Standard and Poor's(R) Corporation, or Fitch Investor's Service with at least one year to maturity. The Lipper Intermediate Investment Grade Bond Fund Index includes funds that invests at least 65% of its assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. These indexes are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's advisory or administrative fees. In such instances, and without waiver of fees, total return would have been lower.

We continue to maintain a very high AA2 credit quality. This is higher than we have been previously and is the result of adding more government agencies to help enhance our liquidity and reduce the risk of spread widening in corporate bonds.

From a social investment perspective, we added several mortgage pools to our portfolio. In the corporate portion of our portfolio, we added Boston Scientific (1.3% of net assets), a maker of medical devices particularly for use in the cardiology field.

MMA Praxis Mutual Funds

Currently, our duration is 4.6 versus 4.6 for the Lehman Aggregate Index. This means that a 1.0% rise or fall in interest rates will cause the fund to rise or fall 4.6%.

Going forward, we will continue to search out fixed income opportunities that we believe will add financial and social return to your investment.

In this time of extended valuation in the stock markets, we are reminded of the importance of a well-diversified portfolio to help balance the risks of investing. For many shareholders, an investment in MMA Praxis Intermediate Income Fund may be an important part of this strategy.

Thank you for the confidence you've placed in us.

Delmar K. King
Investment Manager
MMA Praxis Intermediate Income Fund
-------
* This does not reflect the contingent deferred sales charge. Had the maximum 4.0% CDSC charge been applicable the return would have been (0.5)%.

MMA Praxis Mutual Funds

MMA PRAXIS GROWTH FUND

Through April of this year, the MMA Praxis Growth Fund had good performance at 12.9%* (without load), relative to the Lipper Growth and Income Fund Average, at 12.0%, and was only slightly behind its primary benchmark, the S&P 500 Index return of 15.1%. However, during the months of May and June 1998, there was a substantial drop in the value of the MMA Praxis Growth Fund and poor relative performance to the S&P 500 Index. The six-month return for the Growth Fund was 5.5%* (without load) as compared to the S&P 500 Index's return of 12.3%. I know this may be causing some concern and questions to you as shareholders.

Before I get into the fund specifics, I want to reassure each of you that our value-oriented management style, our portfolio management and valuation methodology has not changed. We continue to use the same sound management techniques today that we used when the fund began in 1994. These are the same techniques that provided good year-to-date performance through May 1, 1998. I will be the first to admit that I have been disappointed with the performance for the last several months. At the same time, I will also be the first to say I believe the portfolio is structured with undervalued stocks that will be recognized by the broader market sometime in the future.



                                  GROWTH FUND
                         VALUE OF A $10,000 INVESTMENT

                               CDSC              NO CDSC               S&P 500             Domini 400
                             --------            -------             ------------          ----------
  1/4/94                     $10,000             $10,000                $10,000              $10,000
12/31/94                     $10,026             $10,026                $10,132              $10,018
 6/30/95                     $11,968             $11,968                $12,181              $12,140
12/31/95                     $13,367             $13,367                $13,940              $13,845
 6/30/96                     $14,025             $14,025                $15,349              $15,238
12/31/96                     $15,488             $15,488                $17,141              $17,125
 6/30/97                     $17,992             $17,992                $20,675              $20,864
12/31/97                     $20,010             $19,803                $22,859              $23,680
 6/30/98                     $21,118             $21,018                $26,908              $30,335

     **Reflects Applicable Contingent Deferred Sales Charge

     PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE
     INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT
     INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS
     THAN THE ORGINAL COST. CDSC REFLECTS A 4.00 PERCENT
     CONTINGENT DEFERRED SALES CHARGE.

     The S&P 500 Index and the Domini 400 Social Index are unmanaged indexes, generally representative of the stock market and the socially responsible investment market, respectively. These indexes are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's advisory or administrative fees. In such instances, and without waiver of fees, total return would have been lower.

FACTORS CONTRIBUTING TO SHORT-TERM UNDERPERFORMANCE

First of all, there was no one single event or cause that we can point our finger to for the recent performance. There have been a series of unrelated events that hindered the return. We do know that each of the following has contributed to the problems of the last several months: large company dominance in the market, oil price declines, unforeseen company stories and mergers and acquisitions.

MMA Praxis Mutual Funds

LARGE COMPANY DOMINANCE

In our view, there has certainly been a lot of damage done to individual stocks in the small- and mid-sized company segment of the market over the last several months. At the same time, the large stocks held their performance fairly well. One way to quantify this point is by taking a look at the indexes for the months of May and June 1998. The S&P 100 Index** (the largest component) was up 2.3% while the S&P 400 MidCap Index** was down 3.9%, and the Russell 2000 Index**, a measurement of small cap stock performance, was down 5.1%. These are significant variations in performance for a short period of time. We also know that as of June 30, 1998, over 52.0% of all stocks in the S&P 500 Index lagged the index return by more than 15.0% for the past 12 months./1/ What this is telling us is that today's stock market performance is being overwhelmingly influenced by a relative small group of stocks with huge market capitalizations.

As we have written on several occasions, we believe the valuations are more attractive in a select group of mid- to small-sized companies. Because of the extended valuations of large company stocks, we intentionally lowered the average cap size of the portfolio over the last 18 months. Through our stock selection and sector weightings, we were able to keep pace with the overall large cap indexes until May 1998. We still believe this is the direction to take the portfolio.

The weighted average cap size of the MMA Praxis Growth Fund is approximately $18 billion. The weighted average cap size of the S&P 500 Index is more than $60 billion./2/ On July 7, 1998, the largest U.S.-based company, General Electric, reached a market capitalization of $300 billion./2/ The largest companies (based on capitalization) in the fund portfolio include Merck at $159 billion (1.7% of net assets), Johnson & Johnson at $99 billion (1.3% of net assets) and Cisco Systems at $96 billion (1.1% of net assets). Some of the smaller names in the portfolio include Wabash National Corp. at $575 million (2.4% of net assets), Dionex Corp. at $575 million (1.3% of net assets) and Read-Rite Corp. at $414 million (0.5% of net assets).

As you can see, the capitalization size factor did play a critical role in the fund's underperformance. However, we will continue to avoid those companies whose values are extended and will seek out companies whose fundamentals meet our proper investment criteria. We will buy the largest of the blue chip companies at some point but not until they are more reasonably priced.

OIL DRILLING AND OIL SERVICE STOCKS--WE WERE EARLY

Oil prices peaked in the fall of 1997 at $18.50 per barrel. Today, oil is under $13.00 per barrel. Oil drilling and service stocks began declining in price and underperformed the broad market as oil prices began to slide. There was also a question as to oversupply as demand weakened. The oil drilling and services group has underperformed the broad market by 48.0% for the last nine months./2/

The majority of our purchases in this sector of the market were made during the second quarter of 1998. And while the prices were significantly below peak prices of last fall, they underperformed the broader market considerably in April and May. As we stand today, we believe the multiple compression that has taken place among the oil drillers, such as R&B Falcon and Ensco, and the oil services companies such as Schlumberger and Petroleum Geo Services, has run its course. The prices today represent attractive risk-reward opportunities going forward.

We also believe the earnings of these companies will not be impacted to the extent that the stock prices have fallen. While it is understood that the recent oil price declines have shifted pricing leverage away from the contractors and to the major oil companies in the short-term, we also know the oil companies continue their struggle to increase oil reserves and production. They will continue to explore and drill for oil at these price levels. Many of the companies we hold have long-term contracts to support the earnings stream. We also believe the analysis that oil will recover in

MMA Praxis Mutual Funds
price by year-end as supply and demand become balanced once again. Oil company, drilling and oil service stocks represent about 13.0% of the growth fund portfolio as of June 30, 1998.

COMPANY STORIES

A number of companies declined due to specific, unique issues related directly to the company. Here are several examples:

 . MCN ENERGY GROUP (2.1% of net assets) is a diversified gas utility company in Michigan. This company was considered well managed and progressive as it enhanced earnings for shareholders. The company has been a consistent grower and has not had a down earnings report in many years. Toward the end of June, the company announced it was writing off a portion of its oil and gas exploration business and would have lower earnings for 1998 than a year earlier. The stock price dropped 19.0% on the announcement. Today, this company has a dividend yield of 4.3% and is selling at one of the lowest valuations of its group.

 . IONICS (1.9% of net assets) declined due to its Asian exposure. Ionics provides water purification plants for municipalities and manufacturing facilities. The company provides water purification used in semiconductor production. Because of the uncertainty in the technology sector at this time, customers are delaying orders. Ionics indicated it would not achieve the revenue growth that was expected for the quarter. The stock declined 17%.

 . THOMAS AND BETTS AND FASTENAL CO. (1.0% of net assets) declined due to anticipated weakness in auto part sales to General Motors due to the strike.

We believe that what has happened to a number of companies in the portfolio is only temporary. These companies will continue to grow and recover from these isolated events. We believe stock prices also will recover from their current depressed prices.

MERGERS AND ACQUISITIONS

A number of the companies in the portfolio were part of the mega merger and acquisition deals that took place in the second quarter. Investors have been quite skeptical of the prices paid to put these deals together. Since the deals have been announced stock prices have declined. For example, we hold SBC Communications (2.9% of net assets) in the portfolio. The company announced it was merging with Ameritech. This was a $62 billion deal announced in May. The SBC stock declined 14.0% over the next few days after the deal was announced.

Norwest and Wells Fargo announced a merger of the two banks. We owned both of these banks in the portfolio. Both stocks declined on the announcement.

Under our normal financial analysis, we try to buy financially strong companies for the portfolio. This has not been to our advantage lately because of the acquisition activity. The strong companies have been announcing numerous acquisitions that are at least initially frowned upon by investors. Again, we believe these are temporary declines in stock prices due to short-term dilution of earnings.

FINAL REMARKS

As we self-examine our work, we continue to ask questions like what has changed? Are we doing something different? What are we missing? The answers come out the same. We will continue to do the same things we have done as portfolio managers for the last 15 years, and for the last 4 1/2 years with the fund. We believe the value approach we have been using will come back and work for us some time in the future as it has in the past. We have experienced similar temporary declines in the past. I wish I could state with all certainty as to when the turnaround will happen. While I cannot predict the future, I do believe we are closer to this move up than we were two months ago.

MMA Praxis Mutual Funds

Thank you for your patience as we continue to allow our value-oriented investing strategy to work for your benefit.

Keith Yoder, CFA
Investment Manager
MMA Praxis Growth Fund
-------
 * This does not reflect the contingent deferred sales charge. Had the maximum 4.0% CDSC charge been applicable the six-month return would have been 1.5% and the four month return would have been 8.9%.

** The S & P 100 Index is a market capitalization weighted price only index composed of 100 widely held common stocks. The S & P 400 Index is designed to measure the performance of the middle capitalization sector of the U.S. equities market consisting of 400 domestic stocks. The Russell 2000(R) Index is a small-cap index consisting of the smallest 2,000 companies in the Russell 3000(R) Index, representing approximately 11.0% of the Russell 3000 total market capitalization.

1 From "Big-Cap Stocks Paint a Rosy Picture," Saloman SmithBarney Research, p.
  20, July 6, 1998.

2 Source: Bloomberg L.P.

MMA Praxis Mutual Funds

MMA PRAXIS INTERNATIONAL FUND

The MMA Praxis International Fund outperformed its benchmark for the first half of 1998. It was up 23.9%* (without load) compared to the MSCI EAFE Index which was up 15.9% (net dividends reinvested). Performance was positively impacted by our overweight positions in European markets like France, Italy, Spain and the Netherlands. The portfolio also benefited from it being underweight in hard hit Asian markets like Japan, Hong Kong, Singapore and Malaysia. We believe stock selection overall added significantly to performance. During the first half of 1998, the MSCI Europe Index (up 26.5% in U.S. dollar terms) outperformed the MSCI Pacific Index (down 5.9%).

Europe continued its strong performance as bond yields trended further downwards as inflation expectations were dampened by the Asian crisis and as corporate profits exceeded consensus expectations. Of the major European markets, Spain (up 43.9%), France (up 38.7%), Germany (up 36.5%) and Italy (up 33.2%) were the strongest markets. The UK market (up 15.8%) lagged continental Europe on the view that further interest rate increases will be needed to slow down the domestic economy while the export sector suffered from the negative impact from strong sterling.



                              INTERNATIONAL FUND
                         VALUE OF A $10,000 INVESTMENT

                               CDSC              NO CDSC             MSCI EAFE
                             --------            -------             ---------
  1/4/97                     $10,000             $10,000              $10,000
 6/30/97                     $11,501             $11,501              $11,298
12/31/97                     $10,640             $10,640              $10,340
 6/30/97                     $12,784             $13,184              $11,987

     **Reflects Applicable Contingent Deferred Sales Charge

     PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE
     INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT
     INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS
     THAN THE ORIGINAL COST. CDSC REFLECTS A 4.00 PERCENT
     CONTINGENT DEFERRED SALES CHARGE.

     The MSCI EAFE Index is an unmanaged index, generally representative of international stocks. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. The total return set forth reflects a waiver of a portion of the fund's advisory or administrative fees. In such instances, and without waiver offees, the total return would have been lower.

     International investing involves increased risk and volatility.

In Asia, all markets suffered as the Asian crisis intensified. Despite a slight rally earlier in the year on hopes that the worst was over, it became evident as the year progressed that the IMF wasn't going to make everything right and that the work-out process would take much longer than the market was expecting. Japan has been the relative outperformer in the region (down 2.6%) while Malaysia (down 29.6%), Singapore (down 31.0%) and Hong Kong (down 26.1%) all were down significantly. We believe the region is dependent on the Japanese economy

MMA Praxis Mutual Funds
recovering, and there are still no signs that the government is taking the necessary measures to stimulate the economy. Although the Japanese have announced several fiscal stimulus packages and a bank bailout plan, and have tried to reverse the direction of the weakening yen with concerted intervention, the measures are just not enough to stimulate the economy and don't have the political support to gain credibility by the market. As a result, the yen continued to weaken during the first half of the year, to a low of 147 against the dollar in mid-June. At these yen levels, the Chinese started to make noises that if the yen weakened any further they might have to devalue after all. If the Chinese would devalue, there would most likely be another round of currency devaluations in the region, which would worsen the outlook further. It was then that a full-scale intervention occurred where the U.S. started to buy yen. This intervention brought the dollar back down to below 140 but it was short-lived. When the market heard that, U.S. Treasury Secretary Rubin was against the timing of the intervention because it was very politically motivated ahead of President Clinton's trip to China and also that the Japanese failed to follow it up with some strong policy measures, the yen sold off again. In our view, the intervention was a significant event because it showed how concerned the U.S. is about the crisis in the region and what a complicated balancing act it is.

The emerging markets suffered throughout the year from political and economic uncertainty. For the first half of 1998, the MSCI Emerging markets index was down 19.1% in US dollar terms. The MSCI Emerging Asia index was down 20.2% compared to the MSCI Emerging Latin America index, which was down 21.1%.

Stock selection added value during the period and was especially good in Europe. In France, Suez Lyonnaise (up 49.4% in local currency terms, 3.3% of net assets) and Renault (up 103.1%, 4.5% of net assets) added value; in Germany, Mannesmann (up 104.1%, 3.1% of net assets) and Volkswagen (up 75.9%, 2.1% of net assets) significantly outperformed; in the Netherlands, our holdings in VNU (up 29.2%, 2.9% of net assets) and KPN (up 57.2%, 2.1% of net assets) were strong outperformers. In Switzerland, Nestle (up 48.3%, 3.3% of net assets) soared and in the UK Vodafone (up 73.2%, 3.9% of net assets) continued to be re-rated. In Japan, the portfolio's overweight exposure to exporters with dollar exposure was additive to performance; Murata (up 35.3%, 1.0% of net assets), Pioneer Electronic (up 31.8%, 1.2% of net assets) and MEI (up 16.8%, 1.7% of net assets).

Looking forward, we expect the same trends to continue with the better fundamentals and visibility in earnings in Europe outweighing the negative economic climate and poor policy initiatives in Asia. Value is emerging in Asia and we continue to look for cheap stocks that may benefit from a positive fundamental story. However, we believe the Asian crisis is far from over and we expect to see further downside in the region's equity markets and currencies. Our focus will be on Japan and what they will do to stimulate the economy. If they do nothing credible, the yen may weaken further and put even more pressure on the Chinese to devalue, which could set off another round of devaluations in the region. The portfolio is currently heavily overweighted in continental Europe specifically in France, Italy, Spain and the Netherlands. In these markets, we believe the top down and bottom up picture is very favorable.

Martina Oechsle-Vasconcelles
Oechsle International Advisors
MMA Praxis International Fund
-------
* This does not reflect the contingent deferred sales charge. Had the maximum 4.0% CDSC charge been applicable the return would have been 19.9%.

MMA Praxis Mutual Funds

MMA PRAXIS SOCIALLY RESPONSIBLE INVESTING UPDATE

Dear Shareholders:

MMA's effort to significantly increase its involvement with socially responsible investing (SRI) activities continues. And while big changes never happen quickly enough, we are pleased with the progress that is being made on aspects of our SRI work--progress that is at once deeply theoretical and strategic as well as more practical and productive.

A CHANGE TOWARD THE POSITIVE

One of the theoretical changes we continue to work at is a shift of emphasis in our screening efforts from a focus on negative screens to a focus on positive screens. Our hope is to strengthen our involvement with companies involved in "life-giving" or "life-enhancing" industries and activities. We have just begun a process of reviewing and revising our selection guidelines to reflect this positive emphasis. And while such an effort requires a different approach to screening activity, we feel certain this will not result in the inclusion of companies that have traditionally been excluded from the MMA Praxis family of funds. Tobacco, alcohol, gambling, military contracting and abortion products simply do not constitute "life-giving" activities from our perspective.

TAKING ACTION

We've taken action in a number of areas over the past six months that demonstrate MMA's commitment to socially responsible investing. In light of continuing political and activist pressures, both Royal Dutch Shell and Total SA were removed from the MMA Praxis International Fund portfolio due to their dismal response to human rights concerns in Nigeria and Burma/Myanmar respectively. In addition, our fund managers took action to make all MMA Praxis Mutual Funds nuclear-free. This did not cause a particularly significant shift in our holdings, but represents a commitment we feel is consistent with MMA's understanding of sound stewardship.

In February, I traveled to Ciudad Juarez, Mexico, to participate in a dialogue between concerned institutional investors and a high-level management delegation from Johnson & Johnson (1.3% of net assets). Our discussion centered on our concerns regarding sustainable wages in Johnson & Johnson's maquiladora* plants in Mexico. Last month, during a trip to Thailand, I was able to visit with field workers assisting refugees fleeing Burma/Myanmar and hear their concerns about corporate involvement with the country's oppressive government. These on-site visits are a growing edge of MMA's SRI work. And, though the fruits of such labor are slow to mature, we remain committed to doing more in the years ahead to help build fresh perspectives on complex international SRI issues and to carry our message of responsible, values-based investing to corporate leaders.

A VISION FOR COMMUNITY DEVELOPMENT INVESTING

Work continues in earnest on our plans to create an intentional, structured program to channel a portion of MMA investments to the economic growth and community development of underserved populations of this country and around the world. To this end, we adopted a "vision document" to guide the development of this project. This document declared that our new CDI program will offer:

 . a structure of integrity, incorporating both a prophetic voice and wise management,
 . a unique approach growing from MMA's distinctive strengths, . a clear reflection of Anabaptist and Christian stewardship values, . a company-wide commitment, offering various avenues of involvement, . an emphasis of conviction over return, . a "secure" management philosophy,
 . an opportunity for connection with investors/communities we serve, and . a creative and synergistic model.

MMA Praxis Mutual Funds

We think this program will provide exciting opportunities for MMA Praxis shareholders and can significantly increase the social return of our funds. Look for more news on our Community Development Program in the MMA Praxis annual report early in 1999.

FAITH FIRST

Why be concerned about the responsible or ethical quality of your investments? This is an important question for MMA and one worthy of reflection by individual MMA Praxis investors. Many SRI proponents will tell you it's simply the right thing to do. Others may say it is a great opportunity to do good while earning healthy returns. Recently, some have claimed that SRI is also the wise thing to do--that companies who behave well are better positioned to perform well in the long run. While we find all these reasons to be valid and persuasive, at MMA we feel there is a deeper motivation for considering carefully the investment of your financial resources.

MMA believes that a true understanding of Christian discipleship calls us to consider the impact our activities have on the people, communities, and creation around us. Just like the way you treat strangers and neighbors, how you conduct local business, and the care you give to the environment every day--your investment decisions should reflect the values you hold most sacred.

At MMA, we are working to better understand and bring into practice the ethical and theological underpinnings that motivate our work as an historically Anabaptist, Christian organization committed to good stewardship. MMA is committed to modeling, as best it can, a deep commitment to centered, Christian values and a stewardship investing perspective. We know that many of our investors value the religious basis for MMA's investment philosophy and we invite you to watch for more information on this exploration effort. We also are aware that some select the MMA Praxis fund family for a variety of other, non-religious reasons. Regardless of your motivation, we are glad you have chosen to invest with us.

We hope that the full range of our research and advocacy activities adequately reflect our desire to provide you with an honest, active, and deeply rooted approach to values-based, socially responsible investing--one that meshes well with many of the values you hold.

Mark A. Regier
SRI Research and Advocacy Coordinator
MMA Praxis Mutual Funds
-------
* Special factories operated by foreign corporations in Latin American and other countries. These plants are frequently accused of promoting substandard wages and sweatshop working conditions.

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                    Page 16

                            Statements of Operations
                                    Page 17

                      Statements of Changes in Net Assets
                                    Page 18

                       Schedules of Portfolio Investments
                                    Page 19

                         Notes to Financial Statements
                                    Page 27

                              Financial Highlights
                                    Page 32

MMA PRAXIS MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                        INTERMEDIATE
                                           INCOME        GROWTH     INTERNATIONAL
                                            FUND          FUND          FUND
                                        ------------  ------------  -------------
ASSETS:
Investments, at value (Cost
 $36,488,956 and
 $113,279,396 and $21,642,979,
 respectively)........................  $37,392,559   $127,435,158   $25,966,251
Cash..................................           --          1,522       137,636
Foreign currency, at value (Cost $0, 0
and 66,408 respectively)..............           --             --        65,112
Interest and dividends receivable.....      472,605        130,428        18,057
Receivable for capital shares issued..           --          5,165           151
Receivable for foreign currency
contracts.............................           --             --        20,214
Unrealized gain from foreign currency
contracts.............................           --             --        19,266
Receivable for investments sold.......           --      1,529,237            --
Tax reclaim receivable................           --             --        14,589
Deferred organizational costs.........        2,870          3,310        14,920
Prepaid expenses and other assets.....       11,001         46,220        11,054
                                        -----------   ------------   -----------
    Total Assets......................   37,879,035    129,151,040    26,267,250
                                        -----------   ------------   -----------
LIABILITIES:
Payable to custodian..................       87,415             --            --
Accrued expenses and other payables:
  Investment advisory fees............       13,118         77,572        18,688
  Administration fees.................          775          1,910           685
  Distribution & shareholder service
   fees...............................        2,156         47,173         4,992
  Legal and audit fees................        9,945         22,414           212
  Custodian and accounting fees.......        3,323            303        13,302
  Other...............................        8,988          3,718           628
                                        -----------   ------------   -----------
    Total Liabilities.................      125,720        153,090        38,507
                                        -----------   ------------   -----------
NET ASSETS:
Capital...............................   36,822,803    103,256,448    22,159,951
Undistributed (distributions in excess
of) net investment income.............       61,450        (64,242)      (85,747)
Accumulated undistributed net realized
 gains (losses)
 from investments and foreign currency
 transactions.........................      (34,541)    11,649,982      (186,577)
Net unrealized appreciation
 (depreciation) from investments
 and foreign currency transactions....      903,603     14,155,762     4,341,116
                                        -----------   ------------   -----------
    Net Assets........................  $37,753,315   $128,997,950   $26,228,743
                                        ===========   ============   ===========
Outstanding shares (unlimited number
 of shares authorized
 with $0.01 par value)................    3,736,794      7,775,836     1,993,649
                                        ===========   ============   ===========
Net Asset Value--offering price per
share*................................  $     10.10   $      16.59   $     13.16
                                        ===========   ============   ===========

-------
* Redemption price per share varies based on length of time shares are held (Note 4).

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

                                         INTERMEDIATE
                                            INCOME      GROWTH     INTERNATIONAL
                                             FUND        FUND          FUND
                                         ------------ -----------  -------------
INVESTMENT INCOME:
Interest income........................   $1,167,893  $   171,494   $    1,968
Dividend income........................           --      741,201      212,335
Foreign tax witholding.................           --           --      (25,299)
                                          ----------  -----------   ----------
  Total Income.........................    1,167,893      912,695      189,004
                                          ----------  -----------   ----------
EXPENSES:
Investment advisory fees...............       88,274      443,025       96,301
Administration fees....................       26,415       60,507       24,794
Distribution & shareholder service
fees...................................      220,686      749,198      133,751
Custodian and accounting fees..........       24,195       22,220       45,188
Legal and audit fees...................       14,586       43,511           --
Organizational costs...................        3,620        3,258        2,552
Trustees' fees and expenses............        3,298       10,326        1,852
Transfer agent fees....................       36,846      113,557       31,027
Registration and filing fees...........        2,315        2,777        3,251
Printing costs.........................        2,113       14,447        2,668
Other..................................           --        9,940        1,785
                                          ----------  -----------   ----------
  Total expenses before voluntary fee
   reductions..........................      422,348    1,472,766      343,169
  Expenses voluntarily reduced.........     (227,851)    (487,458)    (131,974)
  Expenses paid by third parties.......       (1,712)      (2,835)          --
                                          ----------  -----------   ----------
  Total Expenses.......................      192,785      982,473      211,195
                                          ----------  -----------   ----------
Net Investment Income (Loss)...........      975,108      (69,778)     (22,191)
                                          ----------  -----------   ----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS:
Net realized gains (losses) from
investment transactions................      249,414    9,619,659     (212,024)
Net realized gains (losses) from
foreign currency transactions..........           --           --      221,658
Net change in unrealized appreciation
 (depreciation)
 from investment transactions..........        7,400   (4,094,691)   4,493,689
Net change in unrealized appreciation
 (depreciation) from foreign
 currency transactions.................           --           --      (49,806)
                                          ----------  -----------   ----------
Net realized/unrealized gains from
investments............................      256,814    5,524,968    4,453,517
                                          ----------  -----------   ----------
Change in net assets resulting from
operations.............................   $1,231,922  $ 5,455,190   $4,431,326
                                          ==========  ===========   ==========

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                             INTERMEDIATE INCOME               GROWTH                   INTERNATIONAL
                                     FUND                       FUND                        FUNDS
                           -------------------------  --------------------------  --------------------------
                           SIX MONTHS       YEAR       SIX MONTHS       YEAR      SIX MONTHS   APRIL 1, 1997
                              ENDED        ENDED         ENDED         ENDED         ENDED        THROUGH
                            JUNE 30,    DECEMBER 31,    JUNE 30,    DECEMBER 31,   JUNE 30,    DECEMBER 31,
                              1998          1997          1998          1997         1998        1997 (A)
                           -----------  ------------  ------------  ------------  -----------  -------------
                           (UNAUDITED)                (UNAUDITED)                 (UNAUDITED)
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income
 (loss)..................  $   975,108  $ 1,708,663   $    (69,778) $    185,414  $   (22,191)  $   (84,253)
 Net realized gains
  (losses) from
  investment transac-
  tions..................      249,414        9,746      9,619,659    11,233,412     (212,024)     (165,439)
 Net realized gains
  (losses) from
  foreign currency trans-
  actions................           --           --             --            --      221,658        13,493
 Net change in unrealized
  appreciation
  (depreciation) from in-
  vestment transactions..        7,400      543,936     (4,094,691)    9,436,871    4,493,689      (170,417)
 Net change in unrealized
  appreciation
  (depreciation) from
  foreign
  currency transactions..           --           --             --            --      (49,806)       67,649
                           -----------  -----------   ------------  ------------  -----------   -----------
Change in net assets
 resulting from
 operations..............    1,231,922    2,262,345      5,455,190    20,855,697    4,431,326      (338,967)
                           -----------  -----------   ------------  ------------  -----------   -----------
DISTRIBUTIONS TO
SHAREHOLDERS:
 From net investment
 income..................     (913,090)  (1,708,376)            --      (195,657)          --            --
 In excess of net
 investment income.......           --       (6,900)            --            --           --          (691)
 From net realized gains
  from
  investment transactions.          --           --             --   (10,157,638)          --            --
 In excess of net
  realized gains from
  investment
  transactions...........           --           --             --            --           --       (30,081)
                           -----------  -----------   ------------  ------------  -----------   -----------
Change in net assets from
 distributions to
 shareholders............     (913,090)  (1,715,276)            --   (10,353,295)          --       (30,772)
                           -----------  -----------   ------------  ------------  -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
 issued..................    4,755,780    7,168,209     23,178,541    31,880,957    4,867,000    17,740,485
 Dividends reinvested....      477,807      713,683         18,883     9,613,901           --        24,278
 Cost of shares redeemed.   (1,138,480)  (2,657,593)    (3,964,161)   (6,594,492)    (315,017)     (149,590)
                           -----------  -----------   ------------  ------------  -----------   -----------
Change in net assets from
 capital transactions....    4,095,107    5,224,299     19,233,263    34,900,366    4,551,983    17,615,173
                           -----------  -----------   ------------  ------------  -----------   -----------
Change in net assets.....    4,413,939    5,771,368     24,688,453    45,402,768    8,983,309    17,245,434
NET ASSETS:
 Beginning of period.....   33,339,376   27,568,008    104,309,497    58,906,729   17,245,434            --
                           -----------  -----------   ------------  ------------  -----------   -----------
 End of period...........  $37,753,315  $33,339,376   $128,997,950  $104,309,497  $26,228,743   $17,245,434
                           ===========  ===========   ============  ============  ===========   ===========
SHARE TRANSACTIONS:
 Issued..................      472,083      727,038      1,378,933     2,086,508      396,229     1,635,650
 Reinvested..............       47,582       72,532          1,208       626,203           --         2,351
 Redeemed................     (113,004)    (270,306)      (241,661)     (415,821)     (26,372)      (14,210)
                           -----------  -----------   ------------  ------------  -----------   -----------
Change in shares.........      406,661      529,264      1,138,480     2,296,890      369,857     1,623,791
                           ===========  ===========   ============  ============  ===========   ===========

-------
(a) Period from commencement of operations.

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
INTERMEDIATE INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 ASSET BACKED SECURITIES (1.9%)
   250,000 American Express Master Trust, Series 1994-3, Class A,
            7.85%, 8/15/05.......................................   $   274,980
   250,000 Circuit City Credit Card Master Trust, Series 1994-2,
            Class A, 8.00%, 11/15/03.............................       257,103
   175,000 Export Funding Trust, Series 1994-A, Class A, 7.89%,
            2/15/05..............................................       186,270
                                                                    -----------
  Total Asset Backed Securities (Cost $674,059)                         718,353
                                                                    -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS (4.5%)
   250,000 Federal Home Loan Mortgage Corp., Series 32, Class D,
            7.50%, 10/25/04......................................       252,793
   351,000 Federal National Mortgage Assoc., Series 1996-M6,
            Class G, 7.75%, 9/17/23, ACES........................       370,744
   550,000 Federal National Mortgage Assoc., Series 1997-M4,
            Class C, 7.30%, 8/17/18, ACES........................       588,500
   500,000 Vendee Mortgage Trust, Series 1993-2, Class I, 6.75%,
            3/15/06..............................................       505,385
                                                                    -----------
  Total Collateralized Mortgage Obligations (Cost $1,623,636)         1,717,422
                                                                    -----------
 CORPORATE BONDS (46.4%)
 Banks (3.8%)
   500,000 Banc One Corp., 7.25%, 8/1/02.........................       518,750
   350,000 NationsBank Corp., 7.00%, 9/15/01.....................       360,063
   500,000 Swiss Bank Corp.-New York, 7.38%, 6/15/17.............       553,125
                                                                    -----------
                                                                      1,431,938
                                                                    -----------
 Brokerage Services (1.4%)
   500,000 Morgan Stanley, Dean, Witter, Discover & Co., 9.38%,
            6/15/01..............................................       543,750
                                                                    -----------
 Chemicals--General (1.4%)
   500,000 Witco Corp., 6.60%, 4/1/03............................       510,000
                                                                    -----------
 Computers & Peripherals (2.8%)
 1,000,000 International Business Machines Corp., 7.00%,
            10/30/25.............................................     1,068,750
                                                                    -----------
 Financial Services (1.9%)
   250,000 Golden West Financial Corp., 10.25%, 12/1/00..........       273,438

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Financial Services, continued:
   400,000 Protective Life Corp., 7.95%, 7/1/04..................   $   426,500
                                                                    -----------
                                                                        699,938
                                                                    -----------
 Food Distributors & Wholesalers (1.5%)
   250,000 Secured Finance, Inc.--Kroger, 9.05%, 12/15/04........       288,438
   260,000 SUPERVALU, Inc., 7.80%, 11/15/02......................       275,275
                                                                    -----------
                                                                        563,713
                                                                    -----------
 Food Products (2.7%)
   500,000 Dean Foods Co., 6.90%, 10/15/17.......................       520,625
   500,000 H.J. Heinz Co., 7.50%, 4/26/00........................       512,350
                                                                    -----------
                                                                      1,032,975
                                                                    -----------
 Forest Products--Lumber & Paper (3.4%)
   250,000 Westvaco Corp., 10.25%, 7/1/18, Callable 7/1/98 @
            105.13...............................................       262,813
 1,000,000 Weyerhaeuser Co., 6.95%, 8/1/17.......................     1,026,250
                                                                    -----------
                                                                      1,289,063
                                                                    -----------
 Governments (Foreign) (1.5%)
   500,000 Province of Quebec, Series NJ, 7.50%, 7/15/23.........       560,625
                                                                    -----------
 Heavy Machinery (0.7%)
   250,000 John Deere Capital Corp., 8.63%, 8/1/19, Callable
            8/1/04 @ 100.........................................       275,313
                                                                    -----------
 Industrial Goods & Services (1.3%)
   500,000 Boston Scientific Corp., 6.63%, 3/15/05...............       496,875
                                                                    -----------
 Insurance (3.0%)
   250,000 Allstate Corp., 6.75%, 6/15/03........................       255,313
   110,000 Chubb Corp., 8.75%, 11/15/99..........................       113,933
   250,000 Harleysville Group, Inc., 6.75%, 11/15/03.............       252,500
   500,000 W.R. Berkley Corp., 6.25%, 1/15/06....................       493,750
                                                                    -----------
                                                                      1,115,496
                                                                    -----------
 Metals--Fabrication (1.4%)
   500,000 Worthington Industries, Inc., 7.13%, 5/15/06..........       529,375
                                                                    -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
INTERMEDIATE INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1998
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Oil & Gas Exploration, Production & Services (1.4%)
  250,000  Burlington Resources, Inc., 9.63%, 6/15/00............   $   266,875
  250,000  Louisiana Land & Exploration Co., 8.25%, 6/15/02......       263,125
                                                                    -----------
                                                                        530,000
                                                                    -----------
 Oil & Gas Transmission (4.6%)
  250,000  El Paso Natural Gas Co., 9.45%, 9/1/99................       259,063
  250,000  Equitable Resources, Inc., 7.50%, 7/1/99..............       253,750
  100,000  Questar Pipeline Co., 9.88%, 6/1/20, Callable 6/1/00 @
            104.67...............................................       110,500
  500,000  Sonat, Inc., 6.88%, 6/1/05............................       519,375
  500,000  Tennessee Gas Pipeline Co., 7.50%, 4/1/17.............       542,500
                                                                    -----------
                                                                      1,685,188
                                                                    -----------
 Railroads (0.7%)
  250,000  Conrail, Inc., 9.75%, 6/1/00..........................       266,563
                                                                    -----------
 Retail--Department Stores (2.9%)
  300,000  Dayton Hudson Co., 8.50%, 12/1/22, Callable 12/1/02 @
            103.75...............................................       337,500
  500,000  J. C. Penney & Co., 7.25%, 4/1/02.....................       519,375
  250,000  Kohl's Corp., 6.70%, 2/1/06...........................       253,750
                                                                    -----------
                                                                      1,110,625
                                                                    -----------
 Textile Manufacturing (0.7%)
  250,000  VF Corp., 7.60%, 4/1/04, Callable 4/1/01 @ 100........       265,625
                                                                    -----------
 Transportation Services (2.4%)
  250,000  GATX Corp., 8.63%, 12/1/04............................       280,313
  600,000  Union Tank Car Co., 7.13%, 2/1/07.....................       632,250
                                                                    -----------
                                                                        912,563
                                                                    -----------
 Utilities--Natural Gas (1.5%)
  500,000  Michigan Consolidated Gas Co., 8.25%, 5/1/14..........       580,625
                                                                    -----------
 Utilities--Electric (1.3%)
  250,000  Alabama Power Co., 7.00%, 1/1/03......................       254,063

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 CORPORATE BONDS, CONTINUED:
 Utilities--Electric, continued:
   250,000 Potomac Electric Power Co., 5.00%, 9/1/02, Callable
            9/1/98 @ 94.37.......................................   $   241,563
                                                                    -----------
                                                                        495,626
                                                                    -----------
 Utilities--Electric & Gas (0.7%)
   246,000 Public Service Electric & Gas Co., 6.00%, 7/1/98......       246,000
                                                                    -----------
 Utilities--Telecommunications (3.4%)
   500,000 Ameritech Capital Funding Corp., 6.13%, 10/15/01......       502,500
   250,000 Northwestern Bell Telephone Co., 9.50%, 5/1/00........       264,688
   500,000 U.S. West Communications, Inc., 9.50%, 5/1/00.........       529,375
                                                                    -----------
                                                                      1,296,563
                                                                    -----------
  Total Corporate Bonds (Cost $16,928,875)                           17,507,189
                                                                    -----------
 MEDIUM TERM NOTES (4.2%)
 Financial Services (0.7%)
   250,000 Capital Holding Corp., Series B, 9.27%, 5/7/01........       270,625
                                                                    -----------
 Food Products (0.7%)
   250,000 International Multifoods Corp., Series A, 6.71%,
            10/5/00..............................................       251,875
                                                                    -----------
 Retail (1.4%)
   500,000 ShopKo Stores, Inc., 8.50%, 3/15/02...................       529,375
                                                                    -----------
 Utilities--Natural Gas (0.7%)
   250,000 UGI Utilities, Inc., Series B, 7.17%, 6/15/07.........       266,875
                                                                    -----------
 Utilities--Electric (0.7%)
   250,000 Kentucky Power Co., 6.65%, 5/1/03.....................       253,438
                                                                    -----------
  Total Medium Term Notes (Cost $1,534,515)                           1,572,188
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (42.1%)
 Federal Home Loan Bank (2.7%)
 1,000,000 5.89%, 6/30/08........................................     1,003,300
                                                                    -----------
 Federal Home Loan Mortgage Corp. (11.5%)
   138,833 6.50%, 12/1/99, Gold Pool #M80145.....................       140,089
   500,000 6.10%, 9/18/00........................................       504,255
   500,000 5.63%, 9/5/01.........................................       499,085

                                   Continued

MMA PRAXIS MUTUAL FUNDS
INTERMEDIATE INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1998
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal Home Loan Mortgage Corp., continued:
   500,000 6.83%, 3/20/04, Callable 3/20/99 @ 100.................   $   503,125
   424,685 7.00%, 11/1/07, Gold Pool #E48054......................       432,236
   500,000 6.50%, 3/25/13 CMO.....................................       500,938
   428,717 7.00%, 7/1/15, Gold Pool #D91111.......................       434,980
   466,480 6.50%, 11/1/15, Gold Pool #D91169......................       464,945
   379,331 7.00%, 4/1/16, Gold Pool #D91297.......................       384,842
   496,490 6.50%, 3/1/18, Pool #420910............................       494,326
                                                                     -----------
                                                                       4,358,821
                                                                     -----------
 Federal National Mortgage Assoc. (20.6%)
 2,105,000 4.78%, 7/7/98..........................................     2,102,749
   500,000 6.18%, 3/15/01.........................................       506,010
   500,000 6.45%, 4/23/01.........................................       509,685
 1,000,000 6.58%, 10/2/01.........................................     1,025,960
   492,691 6.47%, 12/1/01, Pool #73821............................       496,902
   500,000 6.41%, 2/6/02..........................................       511,850
   450,000 7.38%, 9/1/06, Pool #73682.............................       472,368
   493,387 7.45%, 10/1/11, Pool #73725............................       534,259
   995,087 6.50%, 5/1/18, Pool #251729............................       990,739

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal National Mortgage Assoc., continued:
  500,000  8.10%, 8/12/19.........................................   $   630,340
                                                                     -----------
                                                                       7,780,862
                                                                     -----------
 Government National Mortgage Assoc. (5.6%)
  354,545  6.50%, 11/15/10, Pool #417766..........................       361,480
  297,987  7.50%, 2/15/23, Pool #328498...........................       304,659
  450,254  7.00%, 3/15/26, Pool #398518...........................       457,427
  965,277  6.00%, 12/20/27, Pool #80143...........................       980,963
                                                                     -----------
                                                                       2,104,529
                                                                     -----------
 Small Business Administration (1.7%)
  461,452  7.35%, 8/10/05, Series 1995-PIOC, Class 1..............       484,525
  144,659  6.25%, 9/25/18, Pool #502410...........................       145,370
                                                                     -----------
                                                                         629,895
                                                                     -----------
  Total U.S. Government Agencies (Cost $15,727,871)                   15,877,407
                                                                     -----------
  Total Investments
   (Cost $36,488,956) (a)--99.1%                                      37,392,559
                                                                     -----------
  Other assets in excess of liabilities 0.9%                             360,756
                                                                     -----------
  Total Net Assets--100.0%                                           $37,753,315
                                                                     ===========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.  $927,769
   Unrealized depreciation.   (24,166)
                             --------
   Net unrealized
   appreciation............  $903,603
                             ========

ACES--Automatic Common Exchange Securities

                       See notes to financial statements

MMA PRAXIS MUTUAL FUNDS
GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                        SECURITY
  AMOUNT                         DESCRIPTION                        MARKET VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS (86.6%)
 Automotive Parts (2.4%)
   118,000 Wabash National Corp..................................   $  3,038,500
                                                                    ------------
 Banks (1.4%)
    20,000 First Chicago NBD Corp................................      1,772,500
                                                                    ------------
 Building Materials (3.9%)
    29,000 Fastenal Co...........................................      1,346,688
    60,000 Masco Corp............................................      3,630,000
                                                                    ------------
                                                                       4,976,688
                                                                    ------------
 Chemicals--General (5.4%)
    66,000 Air Products & Chemicals, Inc.........................      2,639,999
    80,000 Morton International, Inc.............................      2,000,000
    66,000 Sigma-Aldrich Corp....................................      2,318,250
                                                                    ------------
                                                                       6,958,249
                                                                    ------------
 Computers & Peripherals (1.6%)
    15,000 Cisco Systems, Inc. (b)...............................      1,380,938
     1,000 Hewlett-Packard Co....................................         59,875
    68,000 Read-Rite Corp. (b)...................................        616,250
                                                                    ------------
                                                                       2,057,063
                                                                    ------------
 Containers--Metal, Glass, Paper, Plastic (1.6%)
    68,200 Sonoco Products Co....................................      2,063,050
                                                                    ------------
 Electronic & Electrical--General (4.3%)
    39,000 Emerson Electric Co...................................      2,352,188
    65,000 Thomas & Betts Corp...................................      3,201,250
                                                                    ------------
                                                                       5,553,438
                                                                    ------------
 Financial Services (2.6%)
    56,000 Federal National Mortgage Assoc.......................      3,402,000
                                                                    ------------
 Food Distributors & Wholesalers (2.4%)
   122,000 Sysco Corp............................................      3,126,250
                                                                    ------------
 Heavy Machinery (2.1%)
    52,000 Deere & Co............................................      2,749,500
                                                                    ------------
 Home Decoration Products (1.9%)
    50,000 Newell Co.............................................      2,490,625
                                                                    ------------
 Insurance (2.1%)
    33,000 Chubb Corp............................................      2,652,375
                                                                    ------------
 Leisure--Recreation (1.5%)
   100,000 Callaway Golf Co......................................      1,968,750
                                                                    ------------

 SHARES OR
 PRINCIPAL                        SECURITY
  AMOUNT                         DESCRIPTION                        MARKET VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Medical Supplies (3.3%)
    26,000 Biomet, Inc...........................................   $    859,625
     6,000 Boston Scientific Corp. (b)...........................        429,750
    79,000 St. Jude Medical, Inc. (b)............................      2,908,188
                                                                    ------------
                                                                       4,197,563
                                                                    ------------
 Newspapers (2.7%)
    50,000 Central Newspapers, Inc...............................      3,487,500
                                                                    ------------
 Office Equipment & Service (2.6%)
    33,600 Xerox Corp............................................      3,414,600
                                                                    ------------
 Oil & Gas Exploration, Production & Services (8.8%)
    64,000 Amoco Corp............................................      2,664,000
    51,000 Anadarko Petroleum Corp...............................      3,426,563
   143,000 ENSCO International, Inc..............................      2,484,625
   120,000 R&B Falcon Corp. (b)..................................      2,715,000
                                                                    ------------
                                                                      11,290,188
                                                                    ------------
 Oilfield Services & Equipment (4.6%)
   110,000 Petroleum Geo-Services, Sponsored ADR (b).............      3,354,999
    38,000 Schlumberger, Ltd.....................................      2,595,875
                                                                    ------------
                                                                       5,950,874
                                                                    ------------
 Pharmaceuticals (10.9%)
    82,000 ALZA Corp. (b)........................................      3,546,499
    48,000 Amgen, Inc. (b).......................................      3,138,000
    52,000 Eli Lilly & Company...................................      3,435,250
    23,000 Johnson & Johnson, Inc................................      1,696,250
    16,000 Merck & Co., Inc......................................      2,140,000
                                                                    ------------
                                                                      13,955,999
                                                                    ------------
 Precision Instruments & Related (1.3%)
    63,000 Dionex Corp. (b)......................................      1,661,625
                                                                    ------------
 Real Estate Investment Trust (1.7%)
    40,000 AMB Property Corp.....................................        980,000
    52,200 Duke Realty Investments, Inc..........................      1,236,488
                                                                    ------------
                                                                       2,216,488
                                                                    ------------
 Retail (1.5%)
    30,000 May Department Stores Co..............................      1,965,000
                                                                    ------------
 Retail--Specialty Stores (1.2%)
    85,000 Pep Boys--Manny, Moe & Jack...........................      1,609,688
                                                                    ------------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1998
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                        SECURITY
  AMOUNT                         DESCRIPTION                        MARKET VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Software & Computer Services (1.8%)
    70,000 First Data Corp.......................................   $  2,331,875
                                                                    ------------
 Utilities--Natural Gas (6.3%)
    36,200 El Paso Natural Gas Co................................      1,384,650
   107,000 MCN Energy Group, Inc.................................      2,661,625
   120,000 Williams Cos., Inc....................................      4,049,999
                                                                    ------------
                                                                       8,096,274
                                                                    ------------
 Utilities--Telecommunications (2.9%)
    95,000 SBC Communications, Inc...............................      3,800,000
                                                                    ------------
 Water Treatment System (3.8%)
    89,000 United States Filter Corp. (b)........................      2,497,563
    67,000 Ionics, Inc. (b)......................................      2,470,625
                                                                    ------------
                                                                       4,968,188
                                                                    ------------
  Total Common Stocks (Cost $97,582,358)                             111,754,850
                                                                    ------------

 SHARES OR
 PRINCIPAL                        SECURITY
  AMOUNT                         DESCRIPTION                        MARKET VALUE
 --------- ------------------------------------------------------   ------------
 PREFERRED STOCKS (0.6%)
 Automotive Parts (0.6%)
    30,000 Dura Automotive Systems, 7.50%, 3/31/28...............   $    735,000
                                                                    ------------
  Total Preferred Stocks (Cost $750,000)                                 735,000
                                                                    ------------
 U.S. GOVERNMENT AGENCIES (11.6%)
 Federal Home Loan Mortgage Corp. (11.6%)
 7,980,000 5.16%, 7/14/98........................................      7,964,279
 6,750,000 5.28%, 7/20/98........................................      6,730,560
   250,000 6.50%, 3/25/13 CMO....................................        250,469
                                                                    ------------
  Total U.S. Government Agencies (Cost $14,947,038)                   14,945,308
                                                                    ------------
  Total Investments
   (Cost $113,279,396) (a)--98.8%                                    127,435,158
                                                                    ------------
  Other assets in excess of liabilities 1.2%                           1,562,792
                                                                    ------------
  Total Net Assets--100.0%                                          $128,997,950
                                                                    ============

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation......... $20,813,764
   Unrealized
   depreciation.........  (6,658,002)
                         -----------
   Net unrealized
   appreciation......... $14,155,762
                         ===========

(b) Represents non-income producing securities.

CMO--Collateralized Mortgage Obligation

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
INTERNATIONAL FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMERCIAL PAPER (4.2%)
 1,100,000 Nomura Holding, 6.30%, 7/1/98..........................   $ 1,100,000
                                                                     -----------
  Total Commercial Paper (Cost $1,100,000)                             1,100,000
                                                                     -----------
 COMMON STOCKS (94.8%)
 AUSTRALIA (1.3%)
 Banks (1.2%)
    46,182 Australia & New Zealand Banking Group..................       318,583
                                                                     -----------
 Beverages (0.1%)
     2,949 Coca-Cola Amatil Ltd. (b)..............................        19,723
                                                                     -----------
                                                                         338,306
                                                                     -----------
 CANADA (1.5%)
 Building & Construction Product--Misc. (0.2%)
     6,000 Macmillan Bloedel Ltd..................................        64,058
                                                                     -----------
 Telecommunications (1.3%)
     8,000 BCE, Inc...............................................       339,195
                                                                     -----------
                                                                         403,253
                                                                     -----------
 FRANCE (18.9%)
 Automotive (4.5%)
    20,842 Renault SA (b).........................................     1,185,499
                                                                     -----------
 Automotive Parts (2.5%)
     6,341 Valeo SA...............................................       648,151
                                                                     -----------
 Banks (1.6%)
     5,104 Banque Nationale De Paris..............................       417,030
                                                                     -----------
 Diversified (2.0%)
     2,500 Vivendi................................................       533,821
                                                                     -----------
 Electronic & Electrical--General (3.3%)
    10,967 Schneider SA...........................................       874,490
                                                                     -----------
 Machinery & Engineering (0.4%)
     1,373 Sidel SA...............................................        99,920
                                                                     -----------
 Steel--Producers (1.3%)
    21,584 Usinor SA..............................................       333,433
                                                                     -----------
 Utilities--Water (3.3%)
     5,281 Suez Lyonnaise des Eaux................................       869,099
                                                                     -----------
                                                                       4,961,443
                                                                     -----------
 GERMANY (5.1%)
 Automotive (2.1%)
       562 Volkswagen AG..........................................       540,195
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 GERMANY, CONTINUED:
 Machinery & Engineering (3.1%)
    7,930  Mannesmann AG..........................................   $   804,408
                                                                     -----------
                                                                       1,344,603
                                                                     -----------
 HONG KONG (1.1%)
 Real Estate (1.1%)
   41,000  Hutchison Whampoa Ltd..................................       216,414
   35,000  New World Development Co. Ltd..........................        67,754
                                                                     -----------
                                                                         284,168
                                                                     -----------
 ITALY (8.5%)
 Banks (4.0%)
  115,211  Banca Di Roma (b)......................................       239,814
    9,498  Banca Popolare De Bergamo..............................       195,565
  118,179  Credito Italiano SpA (b)...............................       618,635
                                                                     -----------
                                                                       1,054,014
                                                                     -----------
 Radio & Television (2.2%)
   89,661  Mediaset SpA...........................................       572,251
                                                                     -----------
 Telecommunications (2.3%)
   82,509  Telecom Italia SpA.....................................       607,370
                                                                     -----------
                                                                       2,233,635
                                                                     -----------
 JAPAN (13.7%)
 Automotive Parts (1.1%)
   18,000  Denso Corp.............................................       298,303
                                                                     -----------
 Brokerage Services (1.1%)
   25,000  Nomura Securities Co. Ltd..............................       290,918
                                                                     -----------
 Chemicals--General (0.1%)
    2,000  Shin-Etsu Chemical Co. Ltd.............................        34,586
                                                                     -----------
 Electronic & Electrical--General (5.9%)
   28,000  Matsushita Electric Industrial
            Company, Ltd..........................................       449,904
    7,000  Murata Manufacturing Co. Ltd...........................       226,970
   17,000  Pioneer Electronic Corp................................       324,603
    2,000  Rohm Co. Ltd...........................................       205,354
    3,800  Sony Corp..............................................       327,197
                                                                     -----------
                                                                       1,534,028
                                                                     -----------
 Food Distributors, Supermarkets & Wholesalers (1.1%)
    6,000  Yokado Co. Ltd.........................................       282,307
                                                                     -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
INTERNATIONAL FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1998
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 JAPAN, CONTINUED:
 Office Equipment (1.4%)
  16,000   Canon, Inc............................................   $   363,152
                                                                    -----------
 Real Estate (0.8%)
  17,000   Mitsui Fudosan Co. Ltd................................       134,251
  18,000   Sumitomo Realty & Development Co. Ltd.................        79,375
                                                                    -----------
                                                                        213,626
                                                                    -----------
 Utilities--Telecommunications (2.1%)
      68   Nippon Telegraph & Telephone Corp.....................       563,461
                                                                    -----------
                                                                      3,580,381
                                                                    -----------
 MEXICO (0.8%)
 Utilities--Telecommunications (0.8%)
   4,392   Telefonos de Mexico SA, Sponsored ADR, Class L........       211,091
                                                                    -----------
 NETHERLANDS (11.5%)
 Banks (1.5%)
   5,978   ING Groep N.V.........................................       391,437
                                                                    -----------
 Electronic & Electrical--General (1.4%)
   4,512   Philips Electronics N.V...............................       379,286
                                                                    -----------
 Human Resources (0.9%)
   8,753   Vedior................................................       247,413
                                                                    -----------
 Newspapers (2.9%)
  20,097   Verenigde Nederlandse Uitgeversbedrijven Vererigd
            Bezit................................................       730,092
                                                                    -----------
 Retail (1.3%)
   8,870   Vendex N.V............................................       340,982
                                                                    -----------
 Transportation (1.4%)
  14,369   TNT Post Group N.V. (b)...............................       367,309
                                                                    -----------
 Utilities--Telecommunications (2.1%)
  14,369   Koninklijke KPN N.V...................................       553,083
                                                                    -----------
                                                                      3,009,602
                                                                    -----------
 NEW ZEALAND (1.0%)
 Telecommunications (1.0%)
  88,040   Telecom Corporation of
            New Zealand Ltd......................................       253,690
                                                                    -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 PORTUGAL (0.9%)
 Telecommunications (0.9%)
    4,590  Portugal Telecom.......................................   $   243,266
                                                                     -----------
 SPAIN (6.5%)
 Banks (3.9%)
   17,100  Banco Santander SA.....................................       438,419
   26,440  Argentaria SA..........................................       594,118
                                                                     -----------
                                                                       1,032,537
                                                                     -----------
 Utilities--Telecommunications (2.5%)
   14,312  Telefonica de Espana SA................................       662,826
                                                                     -----------
                                                                       1,695,363
                                                                     -----------
 SWEDEN (0.3%)
 Retail--Specialty Stores (0.3%)
    1,276  Hennes & Mauritz AB, Class B...........................        81,441
                                                                     -----------
 SWITZERLAND (6.2%)
 Food Processing & Packaging (3.3%)
      400  Nestle SA..............................................       856,006
                                                                     -----------
 Pharmaceuticals (2.9%)
      290  Novartis AG............................................       482,565
       28  Roche Holding AG-Genussshein...........................       274,958
                                                                     -----------
                                                                         757,523
                                                                     -----------
                                                                       1,613,529
                                                                     -----------
 UNITED KINGDOM (17.1%)
 Chemicals--General (2.4%)
   39,520  Imperial Chemical Industries PLC.......................       634,335
                                                                     -----------
 Food Distributors, Supermarkets & Wholesalers (4.6%)
   44,600  Somerfield PLC.........................................       285,010
  269,513  ASDA Group PLC.........................................       929,720
                                                                     -----------
                                                                       1,214,730
                                                                     -----------
 Pharmaceuticals (3.3%)
   28,391  Glaxo Wellcome PLC.....................................       854,563
                                                                     -----------
 Transportation (2.9%)
   31,327  Railtrack Group PLC....................................       767,834
                                                                     -----------
 Utilities--Telecommunications (3.9%)
   80,803  Vodafone Group PLC.....................................     1,025,980
                                                                     -----------
                                                                       4,497,442
                                                                     -----------

                                   Continued

MMA PRAXIS MUTUAL FUNDS
INTERNATIONAL FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1998
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 UNITED STATES (0.4%)
 Pharmaceuticals (0.4%)
   1,430   Gedeon Richter GDR (c).................................   $   115,038
                                                                     -----------
  Total Common Stocks (Cost $20,542,979)                              24,866,251
                                                                     -----------
  Total Investments
   (Cost $21,642,979) (a)--99.0%                                      25,966,251
                                                                     -----------
  Other assets in excess of liabilities 1.0%                             262,492
                                                                     -----------
  Total Net Assets--100.0%                                           $26,228,743
                                                                     ===========

-------
(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized
   appreciation........ $ 5,330,832
   Unrealized
   depreciation........  (1,007,560)
                        -----------
   Net unrealized
   appreciation........ $ 4,323,272
                        ===========

(b) Represents non-income producing securities.

(c) 144a security which is restricted as to resale to institutional investors.

ADR--American Depository Receipt
GDR--Global Depository Receipt
PLC--Public Limited Co.

                       See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)
1. ORGANIZATION:

 The MMA Praxis Mutual Funds (the "Company") is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently consists of the Intermediate Income Fund, the Growth Fund, and the International Fund (individually a "Fund", collectively "the Funds"). The Intermediate Income Fund and the Growth Fund commenced operations January 4, 1994 and the International Fund commenced operations April 1, 1997. Between the date of organization and the date of commencement of operations the Funds had no operations other than those relating to organizational matters, including the issuance on December 28, 1993 of 5,000 shares of the Intermediate Income Fund and 5,000 shares of the Growth Fund at $10.00 per share, also the issuance on April 1, 1997 of 5,000 shares of the International Fund at $10.00 per share to the Mennonite Mutual Aid Association.

 The investment objective of the Intermediate Income Fund is to seek current income. Under normal market conditions, the Fund will invest substantially all, but in no event less than 65% of its total assets in fixed income securities. The investment objective of the Growth Fund is to seek capital appreciation. The Fund invests primarily in undervalued securities of medium to large capitalization companies. The investment objective of the International Fund is capital appreciation. Current income is a secondary objective. This Fund will invest at least 65% of the value of its total assets in equity securities of foreign companies.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION:

  Securities are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation. The Funds use various independent pricing services to value most of their investments. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value.

  SECURITIES TRANSACTIONS AND RELATED INCOME:

  Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                                 JUNE 30, 1998
                                  (UNAUDITED)

  FOREIGN CURRENCY TRANSLATION:

  The market value of investment securities, other assets and liabilities of the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain
  (loss) from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

  FORWARD FOREIGN CURRENCY CONTRACTS:

  The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  DISTRIBUTIONS TO SHAREHOLDERS:

  Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund and declared and paid quarterly for the Growth Fund. Dividends from net investment income are declared and paid twice a year for the International Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

  Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of mortgage-backed securities, expiring capital loss carry-forwards and deferrals of certain losses.

  FEDERAL INCOME TAXES:

  It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                                 JUNE 30, 1998
                                  (UNAUDITED)

  Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

  ORGANIZATION COSTS:

  Costs incurred by the Company in connection with its organization and registration of shares have been deferred and are amortized using the straight-line method over a period of five years from the commencement of the public offering of shares of the Funds. In the event that any of the initial shares of the Funds are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses of the Company in the same proportion as the number of said shares of the Fund being redeemed bears to the number of initial shares of that Fund that are outstanding at time of redemption.

  OTHER:

  Each Fund maintains a cash balance with its custodian and receives a reduction of their custody fees and expenses for the amounts of interest earned on such uninvested cash balance. For financial reporting purposes for the six months ended June 30, 1998, custodian fees and expenses paid by third parties were increased by $1,712 and $2,835 for the Intermediate Income Fund and the Growth Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in an income producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Company are prorated to the Funds on the basis of relative net assets.

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1998 were as follows:

                                                         PURCHASES     SALES
                                                        ----------- -----------
  Intermediate Income Fund............................. $ 8,838,740 $ 5,534,679
  Growth Fund.......................................... $38,347,731 $30,665,739
  International Fund................................... $ 9,916,458 $ 5,596,972

4. RELATED PARTY TRANSACTIONS:

 Menno Insurance Service, Inc. doing business as MMA Capital Management, (the "Adviser") (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Company. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows; 0.50% for the Intermediate Income Fund, 0.74% for the Growth Fund and 0.90% for the International Fund. Oechsle International Advisors, L.P., Boston, Massachusetts serves as the sub-adviser to the International Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc.

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                                 JUNE 30, 1998
                                  (UNAUDITED)

 BISYS serves the Company as administrator. Under the terms of the administration agreement, BISYS receives fees that are computed daily at an annual rate of 0.15% of a Fund's average net assets, with an annual minimum of $50,000 until a Fund's net assets reach $50 million. Upon reaching $50 million the fee will be calculated at an annual rate of 0.10% of the funds daily net assets.

 BISYS also serves as Fund distributor. BISYS receives fees for providing distribution services under the Distribution Service Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, each Fund pays BISYS a fee not to exceed, on an annual basis, 1.00% of the average daily net asset value of each Fund for payments made to banks, broker/dealers and other institutions, including affiliates of the Adviser, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance. BISYS pays 95% of these fees to the Adviser pursuant to an agreement under the Plan.

 Pursuant to a Shareholder Servicing Agreement, BISYS provides administrative services to shareholders for which it receives a fee not to exceed, on an annual basis, 0.25% of the average daily net assets of each Fund.

 BISYS Ohio serves each Fund as transfer agent and fund accountant. For transfer agent services, BISYS Ohio is entitled to receive fees based upon the number of shareholders with a specified minimum per fund. For fund accounting services, BISYS Ohio is entitled to receive fees based on a percentage of the average daily net assets of each Fund. In addition, BISYS Ohio is reimbursed for certain out-of-pocket expenses incurred in providing such transfer agency and fund accounting services. For the six months ended June 30, 1998, BISYS Ohio received fees of $57,399; $132,522; $56,055; from the Intermediate Income Fund, the Growth Fund, and the International Fund, respectfully, for these services.

 Certain officers of the Company are affiliated with BISYS and/or MMA Capital Management, Inc. Such officers are not paid any fees directly by the Funds for serving as officers of the Company.

 Certain redemptions of shares made within 5 years of purchase are subject to contingent deferred sales charges ("CDSCs"). The applicable CDSC is equal to a percentage of the lesser of the net asset value per share ("NAV") at the date of the original purchase or at the date of redemption. The sales charge will not be imposed on increases above the NAV at the time of purchase or shares purchased through the reinvestment of dividends from net investment income or capital gains. For the six months ended June 30, 1998, the Distributor received approximately $761,084 from commissions earned on sales of shares of the Funds, all of which the Distributor reallowed to dealers of the Funds' shares.

      YEAR OF REDEMPTION   CDSC
      ------------------   -----
      First                4.00%
      Second               4.00%
      Third                3.00%
      Fourth               2.00%
      Fifth                1.00%
      Sixth and up         0.00%

                                   Continued

MMA PRAXIS MUTUAL FUNDS

                                 JUNE 30, 1998
                                  (UNAUDITED)

 Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

 Information regarding these transactions are as follows for the six months ended June 30, 1998:

                                              INTERMEDIATE
                                                 INCOME    GROWTH  INTERNATIONAL
                                                  FUND      FUND       FUND
                                              ------------ ------- -------------
 Investment advisory fee waivers.............    19,521         --    19,110
 12b-1 fee waivers...........................   167,721    349,592    88,249
 Shareholder services fee waivers............    40,609    137,866    24,615

5. SUBSEQUENT EVENTS:

 Oechsle International Advisers, L.P., sub-adviser to the funds, is undergoing a reorganization effective August 17, 1998. At that time a new sub-advisory agreement with the reorganized entity, Oechsle Group, LLC, will be voted on at a special meeting of shareholders.

MMA PRAXIS MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                            INTERMEDIATE INCOME FUND
                         ---------------------------------------------------------------------
                         SIX MONTHS          YEAR          YEAR          YEAR      JANUARY 4,
                            ENDED           ENDED         ENDED         ENDED       1994 TO
                          JUNE 30,       DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                            1998             1997          1996          1995       1994 (A)
                         -----------     ------------  ------------  ------------ ------------
                         (UNAUDITED)
NET ASSET VALUE,
BEGINNING OF PERIOD.....   $ 10.01         $  9.84       $ 10.17       $  9.14      $ 10.00
                           -------         -------       -------       -------      -------
Investment Activities
 Net investment income..      0.28            0.55          0.54          0.53         0.45
 Net realized and
  unrealized gains
  (losses) from
  investment
  transactions..........      0.07            0.17         (0.33)         1.03        (0.86)
                           -------         -------       -------       -------      -------
Total from Investment
Activities..............      0.35            0.72          0.21          1.56        (0.41)
                           -------         -------       -------       -------      -------
Distributions
 Net investment income..     (0.26)          (0.55)        (0.54)        (0.53)       (0.45)
                           -------         -------       -------       -------      -------
Total Distributions.....     (0.26)          (0.55)        (0.54)        (0.53)       (0.45)
                           -------         -------       -------       -------      -------
NET ASSET VALUE, END OF
PERIOD..................   $ 10.10         $ 10.01       $  9.84       $ 10.17      $  9.14
                           =======         =======       =======       =======      =======
Total Return (excludes
redemption charge)......      3.50%(b)        7.60%         2.22%        17.47%       (4.09)%(b)
RATIOS/SUPPLEMENTARY
DATA:
 Net Assets at end of
 period (000)...........   $37,753         $33,339       $27,568       $23,470      $17,849
 Ratio of expenses to
 average net assets.....      1.09%(c)        1.10%         1.10%         1.10%        1.10%(c)
 Ratio of net investment
  income
  to average net assets.      5.52%(c)        5.65%         5.50%         5.49%        4.96%(c)
 Ratio of expenses to
 average net assets*....      2.39%(c)**      2.62%**       2.52%**       2.64%        2.83%(c)
 Ratio of net investment
  income
  to average net
  assets*...............      4.22%(c)        4.15%         4.15%         3.95%        3.23%(c)
 Portfolio Turnover.....     16.47%          60.05%        30.25%        31.57%        4.95%

-------
 * During the period certain expenses were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

** During the six months ended June 30, 1998 and the years ended December 31, 1997 and 1996 the Intermediate Income Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

(a)Period from commencement of operations.

(b)Not annualized.

(c)Annualized.


                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                   GROWTH FUND
                         ----------------------------------------------------------------------
                         SIX MONTHS           YEAR          YEAR          YEAR      JANUARY 4,
                            ENDED            ENDED         ENDED         ENDED       1994 TO
                          JUNE 30,        DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                            1998              1997          1996          1995       1994 (A)
                         -----------      ------------  ------------  ------------ ------------
                         (UNAUDITED)
NET ASSET VALUE,
BEGINNING OF PERIOD.....  $  15.72          $  13.57      $ 12.07       $  9.74      $ 10.00
                          --------          --------      -------       -------      -------
Investment Activities
 Net investment income
 (loss).................     (0.01)             0.04         0.07          0.10         0.09
 Net realized and
  unrealized gains
  (losses) from
  investment
  transactions..........      0.88              3.86         1.85          3.12        (0.07)
                          --------          --------      -------       -------      -------
Total from Investment
Activities..............      0.87              3.90         1.92          3.22         0.02
                          --------          --------      -------       -------      -------
Distributions
 Net investment income..        --             (0.04)       (0.07)        (0.10)       (0.09)
 Net realized gains.....        --             (1.71)       (0.35)        (0.79)       (0.19)
                          --------          --------      -------       -------      -------
Total Distributions.....        --             (1.75)       (0.42)        (0.89)       (0.28)
                          --------          --------      -------       -------      -------
NET ASSET VALUE, END OF
PERIOD..................  $  16.59          $  15.72      $ 13.57       $ 12.07      $  9.74
                          ========          ========      =======       =======      =======
Total Return (excludes
redemption charge)......      5.53%(b)         29.15%       15.87%        33.32%        0.27%(b)
RATIOS/SUPPLEMENTARY
DATA:
 Net Assets at end of
 period (000)...........  $128,998          $104,309      $58,907       $30,906      $18,009
 Ratio of expenses to
 average net assets.....      1.64%(c)          1.72%        1.74%         1.75%        1.75%(c)
 Ratio of net investment
  income (loss) to
  average net assets....     (0.12)%(c)         0.22%        0.61%         0.90%        1.02%(c)
 Ratio of expenses to
 average net assets*....      2.46%(c)**        2.66%**      2.55%**       2.81%        3.25%(c)
 Ratio of net investment
  income (loss)
  to average net
  assets*...............     (0.93)%(c)        (0.71)%      (0.17)%       (0.16)%      (0.48)%(c)
 Portfolio Turnover.....     27.23%            53.26%       33.98%        48.91%       35.22%

-------
 * During the period certain expenses were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

** During the six months ended June 30, 1998 and the years ended December 31, 1997 and 1996, the Growth Fund received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

(a)Period from commencement of operations.

(b)Not annualized.

(c)Annualized.


                      See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                                    INTERNATIONAL FUND
                                                 ----------------------------
                                                 SIX MONTHS     APRIL 1, 1997
                                                    ENDED          THROUGH
                                                  JUNE 30,      DECEMBER 31,
                                                    1998          1997 (A)
                                                 -----------    -------------
                                                 (UNAUDITED)
NET ASSET VALUE, BEGINNING OF PERIOD............   $ 10.62         $ 10.00
                                                   -------         -------
Investment Activities
 Net investment income (loss)...................        --           (0.05)
 Net realized and unrealized gains from
 investment transactions........................      2.54            0.69
                                                   -------         -------
Total from Investment Activities................      2.54            0.64
                                                   -------         -------
Distributions
 Net investment income..........................        --              --
 Net realized gains.............................        --           (0.02)
                                                   -------         -------
Total Distributions.............................        --           (0.02)
                                                   -------         -------
NET ASSET VALUE, END OF PERIOD..................   $ 13.16         $ 10.62
                                                   =======         =======
Total Return (excludes redemption charge).......     23.92%(b)        6.40%(b)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000)..............   $26,229         $17,245
 Ratio of expenses to average net assets........      1.97%(c)        2.00%(c)
 Ratio of net investment income (loss) to
 average net assets.............................     (1.92)%(c)      (0.93)%(c)
 Ratio of expenses to average net assets*.......      3.21%(c)        4.29%(c)
 Ratio of net investment income (loss) to
 average net assets*............................     (3.16)%(c)      (3.21)%(c)
 Portfolio Turnover.............................     27.45%          51.46%

-------
 * During the period certain expenses were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

           INVESTMENT ADVISER
         MMA Capital Management
          Post Office Box 483
         Goshen, Indiana 46527

 INVESTMENT SUB-ADVISER (INTERNATIONAL
               FUND ONLY)
   Oechsle International Advisers, L.P.
        One International Place
      Boston, Massachusetts 02110

     ADMINISTRATOR AND DISTRIBUTOR
          BISYS Fund Services
           3435 Stelzer Road
          Columbus, Ohio 43219

             LEGAL COUNSEL
         Dechert Price & Rhoads
          1775 Eye Street, NW
          Washington, DC 20006

                AUDITORS
        Coopers & Lybrand L.L.P.
         100 East Broad Street
          Columbus, Ohio 43215

             TRANSFER AGENT
     BISYS Fund Services Ohio, Inc.
           3435 Stelzer Road
          Columbus, Ohio 43219



Semi-Annual Report
FOR THE SIX MONTHS ENDED JUNE 30, 1998

MMA Praxis Mutual Funds

INTERMEDIATE INCOME FUND
GROWTH FUND
INTERNATIONAL FUND
LOGO
MMA PRAXIS

This report is for the information of shareholders of MMA Praxis Mutual Funds, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, and operating policies of the Funds. Read the prospectus carefully before investing or sending money.

                                                         8/98
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